Prospectus Supplement-- Feb. 8, 2002*

AXP(R) Discovery Fund S-6457-99 W (9/01)
AXP(R) Progressive Fund S-6449-99 V (11/01)

At special meetings, scheduled to be held on April 9, 2002, shareholders of the funds listed above will vote on the following proposals:

1. Shareholders of AXP Discovery Fund will be asked to approve subadvisory agreements with Pilgrim Baxter Value Investors, Inc. and Wellington Management Company, LLP.

2. Shareholders of AXP Progressive Fund will be asked to approve a subadvisory agreement with Gabelli Asset Management Company.

3. Shareholders of both funds will be asked to approve a policy authorizing American Express Financial Corporation, subject to approval by the Board of Directors, to change subadvisors and terms of the subadvisory agreements without shareholder approval.



S-6449-12 A (2/02)
*Destroy March 8, 2002